EXHIBIT 99.1

WMALT 2005-8

Preliminary Structure – Paydown Rules (As of 09/15/05)

Group 3

1.      Pay Class 3CB1 its priority amount until retired.

2.      Pay Class 3CB2 until retired.

3.      Pay Class 3CB3 until retired.

Collateral:               30yr Conf Alt-A.

Size:                       ~$260mm

Passthru Rate:         5.50%

Pricing Speed:        100% PPC (6-> 18CPR / 12 months)

NAS Bonds:           Class 3CB1.  Locked out of scheduled and prepay for 60

months. The priority fraction is (Balance of Total NAS / Total Non-PO Balance).

Super-NAS:           None.

Z-Bonds:                None.

AAA Support:        None.

Floaters:                 None.

Inverse IO:             None.

Inverse Floater:       None.

Notes

Closing date:                                   09/30/2005

Accrual date:                                  09/01/2005

First pay date:                                 10/25/2005

Clean-up call:                                 10%